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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): January 31, 2006

KFX INC.
(Exact name of Registrant as specified in its charter)

Delaware	0-23634	84-1079971
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification Number)

55 Madison Street, Suite 500 Denver, Colorado		80206
(Address of principal executive offices)		(Zip Code)

(303) 293-2992
(Registrant's telephone number, including area code)

not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐
Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐
Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐
Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐
Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1. Registrant's Business and Operations

Item 1.01 Entry into a Material Definitive Agreement

        See Item 8.01 of this Report.

Section 8. Other Events

Item 8.01 Other Events

Business Development and Intellectual Property Agreement

        On January 2, 2003, we entered into a Business Development and Intellectual Property Rights Agreement (the "Business Development Agreement") with Lurgi South Africa Limited ("Lurgi"), whereby Lurgi agreed to adapt its coal handling and coal gasification technology for the joint development of K-Fuel plants utilizing our patented K-Fuel technology. A copy of the Business Development Agreement is attached to this Form 8-K as Exhibit 99.1.

        On January 8, 2004, the Business Development Agreement was modified by an Addendum that clarified that the dual licensing arrangement be exclusive in that KFx will only grant licenses for the K-Fuel process to commercial plants utilizing the Lurgi technology, and Lurgi will grant licenses for the use of its technology only to commercial plants utilizing the K-Fuel technology. A copy of the Addendum to the Business Development Agreement is attached to this Form 8-K as Exhibit 99.2.

        Further, on May 21, 2004, the parties entered into a First Amendment to the Business Development Agreement, which terminated a Process and Performance Guarantee Fee payable to Lurgi by KFx, as well as provided for an extension of the term of the Business Development Agreement. A copy of the First Amendment to the Business Development Agreement is attached to this Form 8-K as Exhibit 99.3.

Professional Services Agreement

        On July 26, 2003, we entered into a Professional Services Agreement with Lurgi, which contemplates Lurgi providing professional services to KFx on a contractor basis. A copy of the Professional Services Agreement is attached to this Form 8-K as Exhibit 99.4.

Section 9. Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

  (d)
  Exhibits

Exhibit Number	Exhibit Title or Description
99.1	Business Development and Intellectual Property Rights Agreement, dated January 2, 2003
99.2	Addendum to Business Development and Intellectual Property Rights Agreement, dated January 8, 2004
99.3	First Amendment to the Business Development and Intellectual Property Rights Agreement, dated May 21, 2004
99.4	Professional Services Agreement, dated July 26, 2003

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KFx Inc.
Date: January 31, 2006	By:	/s/ KEVIN R. COLLINS Kevin R. Collins Executive Vice President of Finance & Strategy and Chief Financial Officer

KFx INC.
EXHIBIT INDEX

Exhibit Number	Exhibit Title or Description
99.1	Business Development and Intellectual Property Rights Agreement, dated January 2, 2003
99.2	Addendum to Business Development and Intellectual Property Rights Agreement, dated January 8, 2004
99.3	First Amendment to the Business Development and Intellectual Property Rights Agreement, dated May 21, 2004
99.4	Professional Services Agreement, dated July 26, 2003

QuickLinks

  Section 1. Registrant's Business and Operations
  Item 1.01 Entry into a Material Definitive Agreement
  Section 8. Other Events
  Item 8.01 Other Events
  Section 9. Financial Statements and Exhibits
  Item 9.01 Financial Statements and Exhibits
SIGNATURES
KFx INC. EXHIBIT INDEX